UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2014

Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition.

On October 29, 2014 (the “Closing Date”), Issuer Direct Corporation, a Delaware corporation, (the “Company”) completed its acquisition of all of the assets relating to the “Accesswire” business (as defined below) owned and operated by Baystreet.ca Media Corp., a British Columbia company (“Baystreet”) pursuant to the terms of an Asset Purchase Agreement dated October 2, 2014 (the “Purchase Agreement”) by and between the Company, Baystreet and Aaron Bodnar (the “Bodnar”).  Bodnar is the sole stockholder of Baystreet.

Accesswire is a business corporate news and content distribution and dissemination business (“Accesswire”).  The Company purchased all assets relating to Accesswire, including customer relationships, distributor relationships, trademarks, software and goodwill (the “Assets”).  In consideration of the Assets, the Company paid to Baystreet on the Closing Date the following: (i) $1,700,000 in cash from the Company’s current cash reserves and (ii) 15,385 shares of the Company’s common stock, par value $0.001 (the “Shares”).  All such Shares are “restricted securities” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in their entirety by reference to the full text of the Purchase Agreement. The Purchase Agreement was included as Exhibit 2.1 to the Company's Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 7, 2014 and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

All information set forth in Item 2.01 above is hereby incorporated into Item 3.02 of this Current Report on Form 8-K.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The Shares described herein have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

Item 8.01.  Other Events.

On October 30, 2014, the Company issued a press release announcing the completion of the Accesswire acquisition.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

99.1           Issuer Direct Completes Acquisition of Accesswire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: October 30, 2014	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer